                                   EXHIBIT 99

                             Statistical Information

                         Fixed Rate Mortgage Loan Group
                           (Subsequent Mortgage Loans)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
 Range of Mortgage Rates                      Mortgage Loans      Balance Outstanding      Loan Group
 -----------------------                      --------------      -------------------      ----------
 7.000%-7.499%.........................               7                   $688,900              2.6%
 7.500%-7.999%.........................              13                  1,455,204              5.4
 8.000%-8.499%.........................              20                  2,063,244              7.6
 8.500%-8.999%.........................              31                  3,938,077             14.6
 9.000%-9.499%.........................              32                  3,337,069             12.4
 9.500%-9.999%.........................              52                  4,554,541             16.9
 10.000%-10.499%.......................              40                  3,357,855             12.4
 10.500%-10.999%.......................              40                  2,783,197             10.3
 11.000%-11.499%.......................              24                  2,058,931              7.6
 11.500%-11.999%.......................              29                  2,114,441              7.8
 12.000%-12.499%.......................               7                    313,750              1.2
 12.500%-12.999%.......................               9                    262,261              1.0
 13.000%-13.499%.......................               1                     69,432              0.3
                                                    ---                -----------            -----
           Totals......................             305                $26,996,903            100.0%
                                                    ===                ===========            =====

         As of the Cut-off Date, Mortgage Rates borne by the Subsequent Fixed Rate Mortgage Loans ranged from 7.000% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Subsequent Fixed Rate Mortgage Loans was approximately 9.733% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group

                                                Number of         Aggregate Principal      Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding      Loan Group
---------------------------------             --------------      -------------------      ----------
109 to 120.............................               5                  $283,132               1.0%
133 to 144.............................               1                    36,000               0.1
169 to 180.............................             152                13,752,896              50.9
229 to 240.............................               9                   454,917               1.7
289 to 300.............................               2                   114,000               0.4
349 to 360.............................             136                12,355,959              45.8
                                                    ---               -----------             -----
       Totals..........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Fixed Rate Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Fixed Rate Mortgage Loans was approximately 263 months.

Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage Loan Group

Range of Original Mortgage                      Number of         Aggregate Principal      Percent of
Loan Principal Balances                       Mortgage Loans      Balance Outstanding      Loan Group
--------------------------                    --------------      -------------------      ----------
$100,000 or less.......................             221               $11,485,048              42.5%
$100,001-$150,000......................              42                 5,321,080              19.7
$150,001-$200,000......................              17                 2,995,750              11.1
$200,001-$250,000......................               8                 1,810,718               6.7
$250,001-$300,000......................               7                 1,935,700               7.2
$300,001-$350,000......................               8                 2,597,067               9.6
$350,001-$400,000......................               1                   351,799               1.3
$450,001-$500,000......................               1                   499,741               1.9
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

         As of the Cut-off Date, the outstanding principal balances of the Subsequent Fixed Rate Mortgage Loans ranged from approximately $15,000 to approximately $499,741 and the average outstanding principal balance of the Subsequent Fixed Rate Mortgage Loans was approximately $88,514.

              Product Types for the Fixed Rate Mortgage Loan Group

                                                  Number of       Aggregate Principal      Percent of
Product Type                                  Mortgage Loans      Balance Outstanding      Loan Group
------------                                  --------------      -------------------      ----------
10 year Fixed..........................               5                  $283,132               1.0%
12 year Fixed..........................               1                    36,000               0.1
15 year Fixed..........................              59                 3,661,511              13.6
15/30 year Balloon.....................              93                10,091,384              37.4
20 year Fixed..........................               9                   454,917               1.7
25 year Fixed..........................               2                   114,000               0.4
30 year Fixed..........................             136                12,355,959              45.8
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

                  State Distributions of Mortgaged Properties
                     in the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
State                                         Mortgage Loans      Balance Outstanding      Loan Group
-----                                         --------------      -------------------      ----------
Arizona..................................             2                  $244,000               0.9%
Arkansas.................................             3                   114,410               0.4
California...............................            20                 2,756,090              10.2
Colorado.................................             6                   824,776               3.1
Connecticut..............................             2                   467,059               1.7
District of Columbia.....................             3                   252,500               0.9
Florida..................................            61                 4,952,446              18.3
Georgia..................................            16                   940,932               3.5
Illinois.................................            11                 1,114,400               4.1
Indiana..................................            22                 1,060,620               3.9
Kentucky.................................             5                   333,275               1.2
Louisiana................................             8                   472,230               1.7
Maryland.................................             3                   358,000               1.3
Massachusetts............................             5                   666,729               2.5
Michigan.................................             7                   346,732               1.3
Minnesota................................             2                   231,800               0.9
Mississippi..............................             6                   174,163               0.6
Missouri.................................            12                   612,561               2.3
Nebraska.................................             1                   102,000               0.4
New Jersey...............................             7                   764,538               2.8
New Mexico...............................             1                    55,000               0.2
New York.................................            24                 4,447,543              16.5
North Carolina...........................             6                   471,631               1.7
Ohio.....................................            19                 1,547,696               5.7
Oklahoma.................................             4                   524,701               1.9
Oregon...................................             4                   413,450               1.5
Pennsylvania.............................             5                   117,350               0.4
South Carolina...........................             4                   256,484               1.0
Tennessee................................            16                   832,564               3.1
Texas....................................            10                   772,792               2.9
Virginia.................................             3                   115,934               0.4
Washington...............................             3                   427,700               1.6
Wisconsin................................             3                   180,000               0.7
Wyoming..................................             1                    44,800               0.2
                                                    ---               -----------             -----
         Totals..........................           305               $26,996,903             100.0%
                                                    ===               ===========             =====

         No more than approximately 1.9% of the Subsequent Fixed Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Range of Loan-to-Value Ratios                 Mortgage Loans      Balance Outstanding      Loan Group
-----------------------------                 --------------      -------------------      ----------
50.00% or less.........................               9                  $273,167               1.0%
50.01%-55.00%..........................              17                   975,832               3.6
55.01%-60.00%..........................              34                 2,577,725               9.5
60.01%-65.00%..........................              36                 3,740,378              13.9
65.01%-70.00%..........................              44                 5,057,648              18.7
70.01%-75.00%..........................              77                 5,726,496              21.2
75.01%-80.00%..........................              79                 6,976,500              25.8
80.01%-85.00%..........................               4                   478,030               1.8
85.01%-90.00%..........................               4                 1,053,377               3.9
90.01%-95.00%..........................               1                   137,750               0.5
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Subsequent Fixed Rate Mortgage Loans ranged from 23.81% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Fixed Rate Mortgage Loans was approximately 71.35%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Loan Purpose                                  Mortgage Loans      Balance Outstanding      Loan Group
------------                                  --------------      -------------------      ----------
Purchase...............................              55                $4,654,546              17.2%
Refinance--Rate/Term...................              20                 1,971,137               7.3
Refinance--Cashout.....................             230                20,371,220              75.5
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Property Type                                 Mortgage Loans      Balance Outstanding      Loan Group
-------------                                 --------------      -------------------      ----------
Single-family Detached.................             234               $19,409,553              71.9%
Two- to- Four-Family Dwelling Unit.....              32                 3,915,576              14.5
Planned Unit Development...............              14                 1,445,580               5.4
Condominium............................               5                   366,290               1.4
Small Mixed Use........................               5                 1,058,154               3.9
Manufactured Housing...................              15                   801,750               3.0
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Documentation                                 Mortgage Loans      Balance Outstanding      Loan Group
-------------                                 --------------      -------------------      ----------
Full Documentation.....................             219               $18,468,319              68.4%
24 Month Bank Statement................              26                 2,910,734              10.8
Reduced Documentation..................              11                   975,583               3.6
Stated Documentation...................              49                 4,642,266              17.2
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

             Occupancy Types for the Fixed Rate Mortgage Loan Group


                                                 Number of        Aggregate Principal      Percent of
Occupancy                                     Mortgage Loans      Balance Outstanding      Loan Group
---------                                     --------------      -------------------      ----------
Owner-occupied.........................             245               $23,315,840              86.4%
Second Home............................               4                   239,113               0.9
Investment.............................              56                 3,441,950              12.7
                                                    ---               -----------             -----
         Totals........................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Mortgage Loan Age (Months)                    Mortgage Loans      Balance Outstanding      Loan Group
--------------------------                    --------------      -------------------      ----------
0......................................             261               $22,578,560              83.6%
1 .....................................              40                 4,134,980              15.3
2......................................               1                    69,432               0.3
7......................................               3                   213,931               0.8
                                                    ---               -----------             -----
          Totals.......................             305               $26,996,903             100.0%
                                                    ===               ===========             =====


         As of the Cut-off Date, the weighted average age of the Subsequent Fixed Rate Mortgage Loans was approximately zero months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Credit Grade                                  Mortgage Loans      Balance Outstanding      Loan Group
------------                                  --------------      -------------------      ----------
AO.....................................             128               $12,872,672              47.7%
A-.....................................              90                 8,554,805              31.7
B......................................              42                 3,507,637              13.0
B-.....................................              11                   620,034               2.3
C......................................              33                 1,372,323               5.1
C-.....................................               1                    69,432               0.3
                                                    ---               -----------             -----
          Totals.......................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                 Number of        Aggregate Principal      Percent of
Year of Origination                           Mortgage Loans      Balance Outstanding      Loan Group
-------------------                           --------------      -------------------      ----------
2000...................................               3                  $213,931               0.8%
2001...................................             302                26,782,972              99.2
                                                    ---               -----------             -----
          Totals.......................             305               $26,996,903             100.0%
                                                    ===               ===========             =====

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                Number of         Aggregate Principal      Percent of
Prepayment Penalty Term                       Mortgage Loans      Balance Outstanding      Loan Group
-----------------------                       --------------      -------------------      ----------
None...................................              58               $4,827,662               17.9%
12 months..............................              21                4,189,975               15.5
24 months..............................               2                  106,250                0.4
36 months..............................              83                5,958,305               22.1
60 months..............................             141               11,914,711               44.1
                                                    ---              -----------              -----
        Totals.........................             305              $26,996,903              100.0%
                                                    ===              ===========              =====

         The weighted average prepayment penalty term with respect to the Subsequent Fixed Rate Mortgage Loans having prepayment penalties is approximately 44 months. With respect to those Subsequent Fixed Rate Mortgage Loans (exclusive of the Subsequent Fixed Rate Mortgage Loans purchased by the Seller under its Small Lender Program) which have prepayment penalties, 86.5% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group

                                                Number of         Aggregate Principal      Percent of
Range of Credit Scores                       Mortgage Loans       Balance Outstanding      Loan Group
----------------------                       --------------       -------------------      ----------
476 to 500.............................               1                  $39,000                0.1%
501 to 550.............................              80                4,945,075               18.3
551 to 600.............................              74                6,535,229               24.2
601 to 650.............................              86                8,250,797               30.6
651 to 700.............................              40                4,975,267               18.4
701 to 750.............................              19                1,895,341                7.0
751 to 793.............................               5                  356,195                1.3
                                                    ---              -----------              -----
         Totals........................             305              $26,996,903              100.0%
                                                    ===              ===========              =====

         The Credit Scores of the Subsequent Fixed Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 476 to 793 and the weighted average Credit Score of the Subsequent Fixed Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 613.